EXHIBIT 99

                       Press Release dated July 16, 2001


DOWNEY FINANCIAL CORP.
--------------------------------------------------
 N   E   W   S       R   E   L   E   A   S   E

                                                For further information contact:
                                                Thomas E. Prince
                                                Chief Financial Officer
                                                (949)509-4440



                   DOWNEY ANNOUNCES RECORD QUARTERLY EARNINGS

     Newport Beach,  California - July 16, 2001 - Downey Financial Corp.  (NYSE:
DSL) reported that net income for the second quarter of 2001 totaled a record $33.4 million or $1.18 per share on a diluted basis. This represents an increase of 48.8% over the $22.5 million or $0.80 per share of second quarter 2000.

     Highlights of the second quarter compared to a year ago include:

     o record single family loan originations of $2.122 billion, compared to $1.390 billion, due to a higher volume of loans originated for sale;
     o record prepayments of single family loans (annualized prepayment speed of 44%, compared to 18%) resulting in a $210 million decline within that portfolio during the current quarter;
     o    an  improved  effective  interest  rate  spread of 2.89%,  compared to
          2.56%;
     o    a more  than  doubling  of  non-interest  income  due  to  substantial increases in net gains on sales of loans and mortgage-backed securities, and loan and deposit related fees;
     o    an improved efficiency ratio of 41.1%, compared to 45.2%;
     o an improved return on average shareholders' equity of 20.15%, compared to 15.88%; and o non-performing assets of 0.55% of total assets, compared to 0.44%.

     For the first six months of 2001, net income totaled $59.3 million or $2.09 per share on a diluted basis. This represents an increase of 33.9% over the $44.3 million or $1.57 per share on a diluted basis for the first six months of 2000, excluding the $5.6 million or $0.20 per share after-tax gain from the sale of Downey's indirect automobile finance subsidiary from the year-ago results. Including the gain, net income for the first six months of 2000 totaled $49.9 million or $1.77 per share on a diluted basis.

     Daniel D. Rosenthal, President and Chief Executive Officer commented, "We are very pleased with our second quarter results that directly benefited from the strategy we implemented several years ago to expand our participation in mortgage banking activities rather than being only a portfolio lender. This strategy permits us to profitably utilize our loan origination infrastructure to provide the fixed rate mortgages customers have been demanding in the current marketplace. While customer preference for fixed rate mortgages has been strong, our appetite to add adjustable rate mortgages to our portfolio has not been satisfied. This strategy has strengthened our capital position and will allow us to significantly grow our loan portfolio when the marketplace changes."

     Net interest income totaled $76.2 million in the second quarter of 2001, up $12.7 million or 19.9% between second quarters. The increase reflected higher levels of both average earning assets and the effective interest rate spread. Average earning assets increased by $633 million or 6.4% to $10.6 billion, while the effective interest rate spread increased to 2.89% from 2.56%. For the first six months of 2001, net interest income totaled $152.4 million, up $26.1 million or 20.6% from a year ago.

     Provision for loan losses was $0.4 million in the current quarter, down from $0.9 million in the year-ago quarter. The allowance for loan losses was $34 million at June 30, 2001, essentially unchanged from year-end 2000. Net charge-offs totaled $0.2 million in the second quarter of 2001, the same as a year ago. For the first six months of 2001, provision for loan losses was $0.5 million and net charge-offs were $0.6 million. That compares to a provision for loan losses of $1.7 million and net charge-offs of $1.0 million in the year-ago period.

     Total other income was $22.3 million in the second quarter of 2001, up $12.8 million from a year ago. The increase primarily occurred in two categories. Net gains from sales of loans and mortgage-backed securities were $8.2 million higher than a year ago and totaled $9.0 million and; loan and deposit related fees increased $7.1 million primarily due to increases of $4.9 million in loan prepayment fees and $1.4 million in deposit related fees. These favorable items were partially offset by an unfavorable change in loan servicing fees, which reflected a current quarter loss of $2.9 million compared to income of $0.3 million in the year-ago period. The current quarter loss primarily resulted from a $2.4 million addition to the valuation allowance for mortgage servicing rights due to the continued drop in interest rates which reduced the value associated with custodial deposits. For the first six months of 2001, total other income was $28.2 million, down $2.7 million from a year ago, of which $9.8 million was attributable to the year-ago pre-tax gain from the sale of the indirect automobile finance subsidiary.

     Operating expense totaled $40.1 million in the current quarter, up $7.2 million from the second quarter of 2000. The increase was due to a $7.4 million or 22.7% increase in general and administrative expense caused by higher costs associated with an increased number of branch locations and higher loan origination activity. For the first six months of 2001, operating expense totaled $77.4 million, up $8.7 million from the same period of 2000.

     At June 30, 2001, assets totaled $10.8 billion, up $345 million or 3.3% from a year ago, but down $209 million or 1.9% from March 31, 2001. Single family loan originations totaled a record $2.122 billion in the second quarter of 2001, up 52.7% from the $1.390 billion originated in the second quarter of 2000 and 47.6% above the $1.438 billion originated in the first quarter of 2001. Of the current quarter total, $826 million represented originations of loans for portfolio, of which $110 million represented subprime credits. At quarter end, the subprime portfolio totaled $1.7 billion, with an average loan-to-value ratio at origination of 75% and, of the total, 75% represented "A-" credits, up from 71% at year-end 2000. In addition to single family loans, $43 million of other loans were originated in the quarter.

     At June 30, 2001, deposits totaled $9.0 billion, up $1.8 billion or 24.0% from a year ago. During the quarter, one new traditional branch and seven new in-store branches were opened, increasing total branches to 129, of which 63 were in-store. At quarter end, the average deposit size of our traditional branches was $117 million, while the average size of our in-store branches, to include those recently opened, was $21 million.

     Non-performing assets increased only $1 million during the quarter to $60 million or 0.55% of total assets.

     At June 30, 2001, Downey Financial Corp.'s primary subsidiary, Downey Savings and Loan Association, F.A., had core and tangible capital ratios of 6.95% and a risk-based capital ratio of 13.84%. These capital levels were well above the "well capitalized" standards of 5% and 10%, respectively, as defined by regulation.

     Certain statements in this release may constitute "forward looking statements" under the Private Securities Litigation Reform Act of 1995, which involve risk and uncertainties. Downey's actual results may differ significantly from the results discussed in such forward-looking statements. Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Downey conducts its operations, fluctuations in interest rates, credit quality and government regulation.

     For further information contact: Thomas E. Prince, Executive Vice President and Chief Financial Officer at (949)509-4440.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES

                           Consolidated Balance Sheets
                                                                                     June 30,     December 31,     June 30,
(Dollars in Thousands, Except Per Share Data)                                          2001           2000           2000
-----------------------------------------------------------------------------------------------------------------------------
Assets
Cash ..........................................................................   $    110,932   $    108,202   $     85,681
Federal funds .................................................................         35,600         19,601          9,600
-----------------------------------------------------------------------------------------------------------------------------
    Cash and cash equivalents .................................................        146,532        127,803         95,281
U.S. Treasury securities, agency obligations and other investment securities
    available for sale, at fair value .........................................        262,835        305,615        196,441
Municipal securities held to maturity, at amortized cost (estimated market value of $6,534 at June 30, 2001 and December 31, 2000 and
    $6,709 at June 30, 2000) ..................................................          6,550          6,550          6,727
Mortgage loans purchased under resale agreements ..............................         40,000           --             --
Loans held for sale, at lower of cost or market ...............................        376,560        251,572        220,619
Mortgage-backed securities available for sale, at fair value ..................          5,234         10,203         17,302
Loans receivable held for investment ..........................................      9,599,419      9,822,578      9,549,740
Investments in real estate and joint ventures .................................         19,950         17,641         39,256
Real estate acquired in settlement of loans ...................................          8,366          9,942          5,657
Premises and equipment ........................................................        104,591        104,178        105,766
Federal Home Loan Bank stock, at cost .........................................        110,036        106,356        119,764
Mortgage servicing rights, net ................................................         42,142         40,731         40,912
Other assets ..................................................................         99,701         90,694         79,125
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 10,821,916   $ 10,893,863   $ 10,476,590
=============================================================================================================================
Liabilities and Stockholders' Equity
Deposits ......................................................................   $  9,040,064   $  8,082,689   $  7,289,509
Federal Home Loan Bank advances ...............................................        892,670      1,978,348      2,411,808
Other borrowings ..............................................................             94            224            285
Accounts payable and accrued liabilities ......................................         55,642         54,236         47,804
Deferred income taxes .........................................................         32,727         33,730         29,688
-----------------------------------------------------------------------------------------------------------------------------
    Total liabilities .........................................................     10,021,197     10,149,227      9,779,094
-----------------------------------------------------------------------------------------------------------------------------
Company obligated mandatorily redeemable capital securities of subsidiary trust holding solely junior subordinated debentures of the Company
    ("Capital Securities") ....................................................        120,000        120,000        120,000
Stockholders' equity
Preferred stock, par value of $0.01 per share; authorized 5,000,000 shares;
    outstanding none ..........................................................           --             --             --
Common stock, par value of $0.01 per share; authorized 50,000,000 shares;
    outstanding 28,211,048 shares at June 30, 2001, 28,205,741 shares
    at December 31, 2000 and 28,170,388 shares at June 30, 2000 ...............            282            282            282
Additional paid-in capital ....................................................         93,374         93,239         92,760
Accumulated other comprehensive income (loss) .................................          2,394            687         (1,717)
Retained earnings .............................................................        584,669        530,428        486,171
-----------------------------------------------------------------------------------------------------------------------------
    Total stockholders' equity ................................................        680,719        624,636        577,496
-----------------------------------------------------------------------------------------------------------------------------
                                                                                  $ 10,821,916   $ 10,893,863   $ 10,476,590
=============================================================================================================================

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES

                        Consolidated Statements of Income
                                                                             Three Months Ended              Six Months Ended
                                                                                  June 30,                       June 30,
                                                                      --------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)                               2001            2000            2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Interest income
Loans receivable .................................................... $    203,820    $    186,648    $    416,582    $    359,118
U.S. Treasury securities and agency obligations .....................        4,122           3,138           8,532           6,052
Mortgage-backed securities ..........................................           87             300             215             652
Other investments ...................................................        3,206           2,614           5,872           4,393
------------------------------------------------------------------------------------------------------------------------------------
   Total interest income ............................................      211,235         192,700         431,201         370,215
------------------------------------------------------------------------------------------------------------------------------------
Interest expense
Deposits ............................................................      114,386          90,219         229,187         171,452
Borrowings ..........................................................       17,562          35,875          43,524          66,353
Capital securities ..................................................        3,041           3,041           6,082           6,082
------------------------------------------------------------------------------------------------------------------------------------
   Total interest expense ...........................................      134,989         129,135         278,793         243,887
------------------------------------------------------------------------------------------------------------------------------------
Net interest income .................................................       76,246          63,565         152,408         126,328
Provision for loan losses ...........................................          431             942             483           1,733
------------------------------------------------------------------------------------------------------------------------------------
   Net interest income after provision for loan losses ..............       75,815          62,623         151,925         124,595
------------------------------------------------------------------------------------------------------------------------------------
Other income, net
Loan and deposit related fees .......................................       14,136           7,007          24,366          12,830
Real estate and joint ventures held for investment, net:
   Operations, net ..................................................          725           2,213           1,756           3,837
   Net gains on sales of wholly owned real estate ...................         --              --                 2           1,421
   Provision for losses on real estate and joint ventures ...........          (33)         (1,473)            (66)         (1,430)
Secondary marketing activities:
   Loan servicing fees ..............................................       (2,898)            313         (11,083)            564
   Net gains on sales of loans and mortgage-backed securities .......        8,962             723          11,087           2,516
   Net gains on sale of mortgage servicing rights ...................          671            --               671            --
Net gains (losses) on sales of investment securities ................          114             (89)            239             (89)
Gain on sale of subsidiary ..........................................         --              --              --             9,762
Other ...............................................................          606             773           1,262           1,533
------------------------------------------------------------------------------------------------------------------------------------
   Total other income, net ..........................................       22,283           9,467          28,234          30,944
------------------------------------------------------------------------------------------------------------------------------------
Operating expense
Salaries and related costs ..........................................       24,646          19,974          47,917          41,499
Premises and equipment costs ........................................        6,042           5,803          12,085          11,438
Advertising expense .................................................        1,127             812           2,303           2,685
Professional fees ...................................................        1,604             688           2,181           1,508
SAIF insurance premiums and regulatory assessments ..................          741             627           1,473           1,247
Other general and administrative expense ............................        5,973           4,817          11,312           9,705
------------------------------------------------------------------------------------------------------------------------------------
   Total general and administrative expense .........................       40,133          32,721          77,271          68,082
------------------------------------------------------------------------------------------------------------------------------------
Net operation of real estate acquired in settlement of loans ........         (106)             87            (108)            334
Amortization of excess of cost over fair value of net assets acquired          114             116             228             233
------------------------------------------------------------------------------------------------------------------------------------
   Total operating expense ..........................................       40,141          32,924          77,391          68,649
------------------------------------------------------------------------------------------------------------------------------------
Income before income taxes ..........................................       57,957          39,166         102,768          86,890
Income taxes ........................................................       24,502          16,684          43,485          36,972
------------------------------------------------------------------------------------------------------------------------------------
Net income before cumulative effect of change in accounting principle       33,455          22,482          59,283          49,918
Cumulative effect of change in accounting principle, net of taxes ...         --              --                36            --
------------------------------------------------------------------------------------------------------------------------------------
   Net income ....................................................... $     33,455    $     22,482    $     59,319    $     49,918
====================================================================================================================================
PER SHARE INFORMATION
Basic before cumulative effect of change in accounting principle .... $       1.18    $       0.80    $       2.10    $       1.77
Basic after cumulative effect of change in accounting principle .....         1.18            0.80            2.10            1.77
====================================================================================================================================
Diluted before cumulative effect of change in accounting principle .. $       1.18    $       0.80            2.09    $       1.77
Diluted after cumulative effect of change in accounting principle ...         1.18            0.80            2.09            1.77
====================================================================================================================================
Cash dividends declared and paid .................................... $       0.09    $       0.09    $       0.18    $       0.18
====================================================================================================================================
Weighted average diluted shares outstanding .........................   28,271,014      28,204,302      28,273,099      28,189,100
====================================================================================================================================

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                             Selected Financial Data
                  (Dollars in Thousands, Except Per Share Data)

                                                       Three Months Ended              Six Months Ended
                                                             June 30,                       June 30,
                                                  ---------------------------     ---------------------------
                                                       2001            2000            2001            2000
                                                     --------        --------        --------        --------
NET INCOME (LOSS) BY BUSINESS SEGMENT
Banking (a) ......................................   $ 33,619        $ 22,237        $ 58,928       $ 48,004
Real estate investment ...........................       (164)            245             391          1,914
                                                     --------        --------        --------        --------
     Total net income ............................   $ 33,455        $ 22,482        $ 59,319        $ 49,918
                                                     ========        ========        ========        ========

SELECTED FINANCIAL RATIOS
Effective interest rate spread ................          2.89%           2.56%           2.88%           2.63%
Return on average assets ......................          1.22            0.87            1.08            1.00
Return on average equity ......................         20.15           15.88           18.26           18.00

ASSET ACTIVITY
Loans for investment portfolio (b):
     Originations:
       Residential one-to-four units ..........   $   716,003     $   785,636     $ 1,222,065     $ 1,827,042
       Residential one-to-four units-- subprime       109,542          61,455         244,585         150,904
       All other ..............................        43,492          40,554          72,456         113,285
     Repayments ...............................    (1,095,547)       (496,561)     (1,800,663)       (874,772)
Loans originated for sale portfolio (b) .......     1,296,877         542,983       2,093,678         910,899

Increase (decrease) in loans
    (including mortgage-backed securities) ....      (291,009)        507,032        (103,140)      1,041,598

Increase (decrease) in assets .................      (209,186)        517,581         (71,947)      1,069,050

Increase in deposits ..........................       331,789         328,131         957,375         726,748

Increase (decrease) in borrowings .............      (564,427)        162,800      (1,085,808)        289,313

                                                    June 30,      December 31,     June 30,
                                                      2001            2000           2000
                                                  -----------     ------------    -----------
CAPITAL RATIOS (BANK ONLY)
Tangible ......................................         6.95%           6.42%           6.04%
Core ..........................................         6.95            6.42            6.04
Risk-based ....................................        13.84           12.94           12.11

BOOK VALUE PER SHARE ..........................   $    24.13      $    22.15      $    20.50

NUMBER OF BRANCHES INCLUDING IN-STORE LOCATIONS          129             114             104

(a) In the first quarter of 2000, a $5.6 million after-tax gain was recognized from the sale of Downey Auto Finance Corp.

(b)  Includes minor amounts of loans purchased.

Note 1: On January 1, 2001, Downey adopted as required Statements of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities." The after-tax transition amount associated with implementation was immaterial and is reported in the Consolidated Statements of Income as "Cumulative effect of change in accounting principle."

Note 2: Certain prior period amounts have been reclassified to conform to the current period presentation.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                       Selected Financial Data - Continued
                             (Dollars in Thousands)

                                                                       Three Months Ended June 30,
                                                  ------------------------------------------------------------------
                                                                 2001                               2000
                                                  ------------------------------------------------------------------
                                                                           Average                           Average
                                                    Average                 Yield/     Average                Yield/
AVERAGE BALANCE SHEET DATA                          Balance     Interest     Rate      Balance     Interest    Rate
--------------------------------------------------------------------------------------------------------------------
Interest-earning assets:
    Loans .....................................   $10,057,634   $203,820     8.11%   $ 9,581,579   $186,648    7.79%
    Mortgage-backed securities ................         5,651         87     6.16         17,963        300    6.68
    Investment securities .....................       501,169      7,328     5.86        331,885      5,752    6.97
--------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets ...........    10,564,454    211,235     8.00      9,931,427    192,700    7.76
Non-interest-earning assets ...................       362,519    349,115
--------------------------------------------------------------------------------------------------------------------
    Total assets ..............................   $10,926,973                        $10,280,542
====================================================================================================================
Transaction accounts:
    Non-interest-bearing checking .............   $   296,370   $   --       --  %   $   200,540   $   --      --  %
    Interest-bearing checking (a) .............       408,931        499     0.49        384,499        922    0.96
    Money market ..............................        89,960        629     2.80         89,028        629    2.84
    Regular passbook ..........................       875,580      7,515     3.44        806,793      7,053    3.52
--------------------------------------------------------------------------------------------------------------------
      Total transaction accounts ..............     1,670,841      8,643     2.07      1,480,860      8,604    2.34
Certificates of deposit .......................     7,102,427    105,743     5.97      5,651,092     81,615    5.81
--------------------------------------------------------------------------------------------------------------------
    Total deposits ............................     8,773,268    114,386     5.23      7,131,952     90,219    5.09
Borrowings ....................................     1,241,535     17,562     5.67      2,361,491     35,875    6.11
Capital securities ............................       120,000      3,041    10.14        120,000      3,041   10.14
--------------------------------------------------------------------------------------------------------------------
    Total deposits, borrowings and capital
        securities ............................    10,134,803    134,989     5.34      9,613,443    129,135    5.40
Other liabilities .............................       128,086                            100,853
Stockholders' equity ..........................       664,084                            566,246
--------------------------------------------------------------------------------------------------------------------
    Total liabilities and stockholders' equity    $10,926,973                        $10,280,542
====================================================================================================================
Net interest income/interest rate spread ......                 $ 76,246     2.66%                 $ 63,565    2.36%
Excess of interest-earning assets over
    deposits, borrowings and capital securities   $   429,651                        $   317,984
Effective interest rate spread ................                              2.89                              2.56
====================================================================================================================

                                                                        Six Months Ended June 30,
                                                  ------------------------------------------------------------------
                                                                 2001                               2000
                                                  ------------------------------------------------------------------
                                                                           Average                           Average
                                                    Average                 Yield/     Average                Yield/
                                                    Balance     Interest     Rate      Balance     Interest    Rate
--------------------------------------------------------------------------------------------------------------------
Interest-earning assets:
    Loans .....................................   $10,119,289   $416,582     8.23%    $9,263,800   $359,118    7.75%
    Mortgage-backed securities ................         6,706        215     6.41         19,420        652    6.71
    Investment securities .....................       466,097     14,404     6.23        322,682     10,445    6.51
--------------------------------------------------------------------------------------------------------------------
      Total interest-earning assets ...........    10,592,092    431,201     8.14      9,605,902    370,215    7.71
Non-interest-earning assets ...................       358,203                            342,854
--------------------------------------------------------------------------------------------------------------------
    Total assets ..............................   $10,950,295                         $9,948,756
====================================================================================================================
Transaction accounts:
    Non-interest-bearing checking .............   $   271,308   $   --       --  %    $  195,866   $   --      --  %
    Interest-bearing checking (a) .............       402,707      1,132     0.57        377,607      1,859    0.99
    Money market ..............................        89,610      1,254     2.82         90,662      1,280    2.84
    Regular passbook ..........................       821,264     13,943     3.42        813,646     14,426    3.57
--------------------------------------------------------------------------------------------------------------------
      Total transaction accounts ..............     1,584,889     16,329     2.08      1,477,781     17,565    2.39
Certificates of deposit .......................     6,988,021    212,858     6.14      5,463,277    153,887    5.66
--------------------------------------------------------------------------------------------------------------------
    Total deposits ............................     8,572,910    229,187     5.39      6,941,058    171,452    4.97
Borrowings ....................................     1,478,807     43,524     5.94      2,235,113     66,353    5.97
Capital securities ............................       120,000      6,082    10.14        120,000      6,082   10.14
--------------------------------------------------------------------------------------------------------------------
    Total deposits, borrowings and capital
        securities ............................    10,171,717    278,793     5.53      9,296,171    243,887    5.28
Other liabilities .............................       128,837                             97,915
Stockholders' equity ..........................       649,741                            554,670
--------------------------------------------------------------------------------------------------------------------
    Total liabilities and stockholders' equity    $10,950,295                         $9,948,756
====================================================================================================================
Net interest income/interest rate spread ......                 $152,408     2.61%                 $126,328    2.43%
Excess of interest-earning assets over
    deposits, borrowings and capital securities   $   420,375                         $  309,731
Effective interest rate spread ................                              2.88                              2.63
====================================================================================================================

(a)  Includes amounts swept into money market deposit accounts.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                       Selected Financial Data - Continued
                             (Dollars in Thousands)


                                                    Three Months Ended       Six Months Ended
                                                         June 30,                June 30,
                                                   --------------------    --------------------
                                                     2001        2000        2001        2000
                                                   --------    --------    --------    --------
LOAN AND DEPOSIT RELATED FEES
Loan related fees:
     Prepayment fees ...........................   $  7,455    $  2,604    $ 11,980    $  4,253
     Other fees ................................      2,251       1,338       4,030       2,685
Deposit related fees:
     Automated teller machine fees .............      1,650       1,362       3,183       2,608
     Other fees ................................      2,780       1,703       5,173       3,284
                                                   --------    --------    --------    --------
       Total loan and deposit related fees .....   $ 14,136    $  7,007    $ 24,366    $ 12,830
                                                   ========    ========    ========    ========

LOAN SERVICING FEES
Income from servicing operations ...............   $  1,752    $  1,890    $  3,975    $  3,610
Amortization of MSRs ...........................     (2,299)     (1,363)     (4,362)     (2,606)
Provision for impairment .......................     (2,351)       (214)    (10,696)       (440)
                                                   --------    --------    --------    --------
     Total loan servicing fees .................   $ (2,898)   $    313    $(11,083)   $    564
                                                   ========    ========    ========    ========

MORTGAGE SERVICING RIGHTS ACTIVITY
Gross balance at beginning of period ...........   $ 49,323    $ 37,177    $ 46,214    $ 34,266
Additions ......................................     13,403       5,541      18,797       9,695
Sales ..........................................     (2,328)       --        (2,328)       --
Amortization ...................................     (2,299)     (1,363)     (4,362)     (2,606)
Impairment write-down ..........................     (2,251)       (229)     (2,473)       (229)
                                                   --------    --------    --------    --------
Gross balance at end of period .................     55,848      41,126      55,848      41,126
                                                   --------    --------    --------    --------

Allowance balance at beginning of period .......     13,606         229       5,483           3
Provision for impairment .......................      2,351         214      10,696         440
Impairment write-down ..........................     (2,251)       (229)     (2,473)       (229)
                                                   --------    --------    --------    --------
Allowance balance at end of period .............     13,706         214      13,706         214
                                                   --------    --------    --------    --------

     Total mortgage servicing rights, net ......   $ 42,142    $ 40,912    $ 42,142    $ 40,912
                                                   --------    --------    --------    --------

Estimated fair value (a) .......................   $ 42,142    $ 48,110    $ 42,142    $ 48,110
                                                   --------    --------    --------    --------

(a)  The estimated fair value exceeded book value for certain asset stratum.


                                                   June 30,    December 31,    June 30,
                                                     2001          2000          2000
                                                  ----------    ----------    ----------
MORTGAGE LOANS SERVICED FOR OTHERS
Total .........................................   $5,056,120    $3,964,462    $3,549,043
With capitalized mortgage servicing rights (b):
     Amount ...................................    4,456,822     3,779,562     3,288,766
     Weighted average interest rates ..........         7.29%         7.56%         7.41%

(b) Excludes loans sold or securitized prior to 1996 without capitalized mortgage servicing rights.

                     DOWNEY FINANCIAL CORP. AND SUBSIDIARIES
                       Selected Financial Data - Continued
                             (Dollars in Thousands)

                                                          June 30,     December 31,       June 30,
                                                            2001            2000            2000
                                                        -----------     -----------     -----------
LOANS HELD FOR INVESTMENT
Loans secured by real estate:
  Residential one-to-four units .....................   $ 7,506,027     $ 7,655,238     $ 7,442,407
  Residential one-to-four units-- subprime ..........     1,701,558       1,743,914       1,695,352
                                                        -----------     -----------     -----------
    Total residential one-to-four units .............     9,207,585       9,399,152       9,137,759
  Residential five or more units ....................        18,823          19,460          19,900
  Commercial real estate ............................       157,749         164,604         147,752
  Construction ......................................        99,261         118,165         121,602
  Land ..............................................        21,283          26,880          37,222
Non-mortgage:
  Commercial ........................................        21,648          21,721          24,511
  Automobile ........................................        32,594          39,614          38,935
  Other consumer ....................................        56,096          60,653          56,627
                                                        -----------     -----------     -----------
    Total loans held for investment .................     9,615,039       9,850,249       9,584,308
Increase (decrease) for:
  Undisbursed loan funds and net deferred costs
    and premiums ....................................        18,681           6,781          (1,331)
  Allowance for losses ..............................       (34,301)        (34,452)        (33,237)
                                                        -----------     -----------     -----------
    Total loans held for investment, net ............   $ 9,599,419     $ 9,822,578     $ 9,549,740
                                                        ===========     ===========     ===========

LOANS HELD FOR SALE, NET
Residential one-to-four units .......................   $   376,755     $   251,014     $   209,248
Residential one-to-four units--subprime .............          --               558          11,371
Decrease for FAS 133 capitalized basis adjustment ...          (195)           --              --
                                                        -----------     -----------     -----------
  Total loans held for sale .........................   $   376,560     $   251,572     $   220,619
                                                        ===========     ===========     ===========

DELINQUENT LOANS
30-59 days ..........................................   $    26,991     $    20,191     $    14,319
60-89 days ..........................................        13,866          16,324           9,590
90+ days ............................................        39,818          30,070          26,073
                                                        -----------     -----------     -----------
  Total delinquent loans ............................   $    80,675     $    66,585     $    49,982
                                                        ===========     ===========     ===========

Delinquencies as a percentage of total loans ........          0.81%           0.66%           0.51%
                                                        ===========     ===========     ===========

NON-PERFORMING ASSETS
Non-accrual loans:
  Residential one-to-four units .....................   $    22,494     $    20,746     $    18,692
  Residential one-to-four units-- subprime ..........        25,737          22,296          19,725
  Other .............................................         3,054           1,708           1,537
                                                        -----------     -----------     -----------
    Total non-accrual loans .........................        51,285          44,750          39,954
Troubled debt restructure-- below market rate (a) ...           204             206             210
Real estate acquired in settlement of loans .........         8,366           9,942           5,657
Repossessed automobiles .............................            37              76            --
                                                        -----------     -----------     -----------
  Total non-performing assets .......................   $    59,892     $    54,974     $    45,821
                                                        ===========     ===========     ===========

Non-performing assets as a percentage of total assets          0.55%           0.50%           0.44%
                                                        ===========     ===========     ===========

(a)  Represents a one-to-four unit residential loan.